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                                                                   EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Healthways, Inc. (the "Company") on Form 10-K for the period ending August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mary A. Chaput, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Mary A. Chaput
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Mary A. Chaput
Executive Vice President and Chief Financial Officer
November 19, 2002